UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number    811-00266

TRI-CONTINENTAL CORPORATION

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
(Address of principal executive offices) (Zip code)

Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 671-1947

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Reports to Stockholders.

Annual Report

Annual Report

Tri-Continental Corporation

Annual Report for the Period Ended December 31, 2011

Tri-Continental Corporation seeks future growth of both capital and Income, while providing reasonable current Income.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Letter to Stockholders

Dear Stockholders,

We are pleased to present the annual stockholder report for Tri-Continental Corporation (the Fund). The report includes the Fund’s investment results, a discussion with the Fund’s portfolio managers, and a portfolio of investment and financial statements as of December 31, 2011.

The Fund’s Common Stock gained 7.15%, based on net asset value and 5.46%, based on market price, for the 12 months ended December 31, 2011. The Fund outperformed its benchmark, the Standard & Poor’s (S&P) 500 Index, which gained 2.11% during the same period.

During 2011, the Fund paid four distributions, in accordance with its earned distribution policy, that aggregated $0.275 per share of Common Stock of the Fund. Distributions are based upon amounts distributed by underlying portfolio companies owned by the Fund. The Fund has paid dividends on its Common Stock for 67 consecutive years.

April 12, 2012 has been set as the date the Fund will hold its 82nd Annual Meeting of Stockholders.

Information about the Fund, including daily pricing, current performance, Fund holdings, stockholder reports, the most current prospectus for the Fund, distributions and other information can be found at columbiamanagement.com under the Closed-End Funds tab.

On behalf of the Board, we would like to thank you for your support of Tri-Continental Corporation.

Stephen R. Lewis

Chairman of the Board

For more information, go online to columbiamanagement.com; or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 9 a.m. to 6 p.m. Eastern time.

TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT

See the Fund’s prospectus for risks associated with investing in the Fund.

TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Tri-Continental Corporation (the Fund) Common Stock gained 7.15%, based on net asset value, and 5.46%, based on market price for the 12 months ended December 31, 2011.

>	The Fund outperformed its benchmark, the Standard & Poor’s (S&P) 500 Index, which rose 2.11% for the 12-month period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)

	1 year	5 years	10 years
Tri-Continental Corporation Market Price	+5.46%	-3.01%	+0.92%
Net Asset Value	+7.15%	-2.48%	+1.11%
S&P 500 Index(1) (unmanaged)	+2.11%	-0.25%	+2.92%

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiamanagement.com. Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

(1)

The Standard & Poor’s (S&P) 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

2	TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT

PRICE PER SHARE

	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Market price	$14.23	$12.72	$14.93	$14.62
Net asset value	16.77	14.93	17.24	16.98

DISTRIBUTIONS PAID PER COMMON SHARE(a)
Payable date	Per share amount
March 22, 2011	$0.065
June 21, 2011	0.065
September 21, 2011	0.070
December 20, 2011	0.075

(a)	Preferred Stockholders were paid dividends totaling $2.50 per share.

The net asset value of the Fund’s shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT	3

Manager Commentary

In April 2011, David King joined Brian Condon in the day-to-day management of Tri-Continental Corporation.

Dear Stockholders,

Tri-Continental Corporation (the Fund) Common Stock advanced 7.15% based on net asset value and 5.46% based on market price for the 12 months ended December 31, 2011. The Fund outperformed its benchmark, the Standard & Poor’s (S&P) 500 Index, which gained 2.11% for the 12-month period.

Changes to the Fund’s portfolio

As we will discuss in the pages that follow, we use computer-based models to select stocks for a portion of the Fund’s portfolio. Toward the end of the period, consistent with its objective to produce future growth of both capital and income while providing reasonable current income, we began allocating a portion of the portfolio to investment opportunities across the investable capital structure of a company — stocks, bonds and convertible securities. As such, for a portion of Tri-Continental’s portfolio, the investment team utilizes quantitative methods to select stocks and, for the balance of the portfolio, the investment team utilizes a flexible capital and income strategy through which Tri-Continental may seek to invest across the investable capital structure of a company. Through its flexible capital and income strategy, the Fund has invested in additional security types (including convertible preferred stocks, corporate bonds and notes, and convertible bonds (including high-yield instruments)), which, in the aggregate, represented approximately 27% of the Fund’s investments at period end. As the Fund continues to look for investment opportunities that will help achieve its investment objective, the Fund will continue to seek investments throughout the capital structure of companies and expects to allocate its assets to common stocks as well as other instruments, which can include the instruments noted above.

Significant performance factors

The year 2011 was full of surprises and challenges — unrest in the Middle East, Japan’s tragic earthquake, U.S. and European debt woes, political gridlock and more. Despite a year of mostly negative global news and economic uncertainty, large-cap U.S. stocks generally weathered the storm, delivering flat to modestly positive returns.

4	TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Stocks	70.2%
Consumer Discretionary	6.3
Consumer Staples	7.9
Energy	8.6
Financials	9.1
Health Care	8.9
Industrials	8.2
Information Technology	12.6
Materials	3.3
Telecommunication Services	2.0
Utilities	3.3
Convertible Preferred Stocks	4.8
Corporate Bonds & Notes	10.8
Convertible Bonds	11.8
Limited Partnerships	0.0	*
Other(2)	2.4

*	Rounds to less than 0.1%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Money Market Funds.

These results mask the high degree of volatility throughout the period. The S&P 500 Index had been up as much as 9% through the end of April and down as much as 9% through early October. From the beginning of 2011 through April, equity markets largely ignored spiking oil prices and the impact of Japan’s natural disasters on the global supply chain. But Europe’s debt crisis, Congress’ ineffectiveness in addressing the U.S. debt ceiling and Standard & Poor’s U.S. credit downgrade ultimately set off wild swings in the stock market. August was the worst performing month of the year for the broader equity markets.

U.S. economic momentum slowed in the third quarter, raising the odds of recession and making the U.S. economy more susceptible to financial shocks. In the fourth quarter, the equity market kept its focus on Europe’s woes, while China’s manufacturing engine showed signs of slowing. Nevertheless, U.S. corporations delivered reasonably strong earnings, with many reporting record profits.

TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

Over the course of 2011, we saw notable shifts in the “quantitative” drivers of return within the S&P 500 Index. Through April, no particular group of stocks dominated S&P 500 Index performance, as indicated by the following results:

•	high beta stocks performed similarly to low beta stocks;

•	smaller stocks performed similarly to larger stocks; and

•	high growth stocks performed similarly to low growth stocks.

TOP TEN HOLDINGS(1) (at December 31, 2011)
Apple, Inc.	3.0%
Intel Corp.	2.3
International Business Machines Corp.	2.2
Pfizer, Inc.	2.2
Chevron Corp.	2.2
JPMorgan Chase & Co.	2.0
Microsoft Corp.	1.9
Verizon Communications, Inc.	1.8
Wal-Mart Stores, Inc.	1.7
Philip Morris International, Inc.	1.7

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

However, from May through December, return drivers were overwhelmingly defensive, especially in the third quarter. For example, within the S&P 500 Index:

•	the 20% of stocks with the lowest beta significantly outperformed the 20% with the highest beta;

•	the 20% of stocks with the largest index weights outperformed the smallest 20%; and

•	the top dividend yielders outperformed the stocks that don’t pay dividends.

6	TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT

For a portion of the Fund’s portfolio, we use computer-based models to analyze and select stocks within sectors. We divide the factors, or metrics, for our stock selection models into three broad categories:

•	quality (quality of earnings and financial strength)

•	valuation (fundamental measures such as earnings and cash flow relative to market values), and

•	catalyst (price momentum and business momentum)

The drivers of our stock selection model and, ultimately the Fund’s performance relative to its index, behaved very much like the benchmark drivers, though the shifts were a little more muted for the Fund. Our quality measures showed the most pronounced shifts. Through April, there was little discernible difference between the returns of high and low quality stocks, as ranked by our model. But from May through December, high quality stocks (the top 20% of S&P 500 stocks as ranked by our aggregate quality score) outperformed the low quality stocks by over 11%. As a result, our “quality” criteria had a positive effect on relative Fund performance in the latter part of the year.

The story was reversed for our valuation metrics, which is a bit surprising because value stocks tend to underperform during up markets and outperform during down markets. Through April there was again little difference between the returns of stocks that were highly-ranked or poorly-ranked based on our valuation measures. However, in six of the eight months from May through December, the top quintile (20%) of “value” stocks meaningfully underperformed the bottom quintile.

Our catalyst factors added value more consistently throughout the period. The top quintile outperformed the bottom quintile by about 3% through April, and by about 5% from May through December.

In terms of sectors, the Fund’s holdings in the health care, consumer discretionary and consumer staples sectors added value, relative to the S&P 500 Index. Holdings in the materials, utilities and industrials sectors detracted from relative return. Of these sectors, the health care, consumer discretionary, consumer staples and utilities sectors delivered positive absolute returns for the year, while materials and industrials declined.

Individual contributors for the year included Lorillard, United HealthGroup and Limited Brands. U.S. cigarette manufacturer Lorillard was attractive to

TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT	7

Manager Commentary (continued)

investors seeking dividend income in this year’s volatile stock market. The company has an annual dividend yield of nearly 5%. We built up the Fund’s position throughout the first half of the year and took some profits in the second half as the stock price held up.

Diversified health and well-being company UnitedHealth Group reported strong earnings throughout the year, increased its dividend payment and completed or announced several strategic acquisitions. We maintained an overweight position throughout the period, trimming holdings slightly toward the end of the period because of the stock’s price appreciation.

Specialty retailer Limited Brands, whose labels include Victoria’s Secret, Bath & Body Works and The White Barn Candle Company, has reported quarterly profit growth for more than two years with help from tight inventory management and conservative spending. During the holiday season, same-store sales easily topped analyst estimates. We maintained a solid overweight in the stock throughout the year, but trimmed the Fund’s position in the second half as the stock price continued to appreciate.

Individual detractors for the year included Freeport-McMoRan Copper & Gold, Apache Corp. and JPMorgan Chase & Co. Freeport-McMoRan Copper & Gold, the world’s largest copper mining company, declined due to weakening copper prices related to the uncertain global economic outlook. We maintained an overweight position throughout the period.

Independent energy company Apache Corp. finds, develops and produces natural gas, crude oil and natural gas liquids. The stock suffered due to a decline in oil prices and global economic and credit concerns. We held the Fund’s position fairly steady throughout the year.

The Fund held an overweight position in financial holding company JPMorgan Chase & Co. during the year. The company faced a dismal year in which bank stocks fell sharply as many aspects of the business suffered; trading, underwriting and mergers and acquisitions were down significantly.

Over the course of the year, notable stock purchases included pharmaceutical company Pfizer, global industrials company Tyco International, which is known in the U.S. for its ADT security brand, and for-profit education provider Apollo Group. Our models led us to sell semi-

8	TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT

conductor company Texas Instruments, gold and copper producer Newmont Mining and pharmaceutical giant Johnson & Johnson.

A key element of the Fund’s strategy is that we keep sector weightings very similar to those of the S&P 500 Index. Rather than seek performance through sector “bets” we aim to add value through individual stock selection within each sector.

Brian Condon, CFA Portfolio Manager	David King, CFA Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT	9

Portfolio of Investments

Tri-Continental Corporation

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 69.5%

CONSUMER DISCRETIONARY 6.2%
Automobiles 0.1%
General Motors Co.(a)	23,700	$480,399
Diversified Consumer Services 1.1%
Apollo Group, Inc., Class A(a)	236,200	12,724,094
Hotels, Restaurants & Leisure 0.5%
Darden Restaurants, Inc.	123,000	5,606,340
Household Durables 0.2%
Tempur-Pedic International, Inc.(a)(b)	35,100	1,843,803
Internet & Catalog Retail 0.6%
Netflix, Inc.(a)(b)	14,200	983,918
priceline.com, Inc.(a)	11,771	5,505,414

Total		6,489,332
Media 2.4%
Comcast Corp., Class A(b)	344,426	8,166,341
DIRECTV, Class A(a)	314,600	13,452,296
DISH Network Corp., Class A	193,100	5,499,488

Total		27,118,125
Specialty Retail 1.3%
AutoZone, Inc.(a)	14,624	4,752,361
GameStop Corp., Class A(a)(b)	333,200	8,040,116
Limited Brands, Inc.	27,330	1,102,766
Ross Stores, Inc.	19,098	907,728

Total		14,802,971
TOTAL CONSUMER DISCRETIONARY		69,065,064
CONSUMER STAPLES 7.8%
Beverages 1.0%
Coca-Cola Enterprises, Inc.	416,901	10,747,708
Food & Staples Retailing 2.6%
Kroger Co. (The)(b)	458,294	11,099,880
Wal-Mart Stores, Inc.(b)	310,829	18,575,141

Total		29,675,021
Food Products 1.0%
Hershey Co. (The)(b)	47,128	2,911,568
Kellogg Co.	110,000	5,562,700
Tyson Foods, Inc., Class A	113,700	2,346,768

Total		10,821,036

Issuer	Shares	Value
Common Stocks (continued)

CONSUMER STAPLES (cont.)
Household Products 0.5%
Kimberly-Clark Corp.	75,100	$5,524,356
Tobacco 2.7%
Lorillard, Inc.	106,664	12,159,696
Philip Morris International, Inc.	230,500	18,089,640

Total		30,249,336
TOTAL CONSUMER STAPLES		87,017,457

ENERGY 8.5%
Energy Equipment & Services 0.8%
National Oilwell Varco, Inc.	130,937	8,902,407
Oil, Gas & Consumable Fuels 7.7%
Apache Corp.	153,200	13,876,856
Chevron Corp.(b)(c)	218,942	23,295,429
ConocoPhillips(b)	111,558	8,129,231
Exxon Mobil Corp.	123,911	10,502,696
Marathon Oil Corp.	230,518	6,747,262
Occidental Petroleum Corp.	60,300	5,650,110
Royal Dutch Shell PLC, ADR(d)	114,000	8,332,260
Tesoro Corp.(a)(b)	32,477	758,663
Valero Energy Corp.(b)	434,361	9,143,299

Total		86,435,806
TOTAL ENERGY		95,338,213

FINANCIALS 9.0%
Capital Markets 2.2%
Ares Capital Corp.	350,000	5,407,500
BlackRock, Inc.	47,000	8,377,280
Franklin Resources, Inc.(b)	114,708	11,018,850

Total		24,803,630
Commercial Banks 0.1%
Wells Fargo & Co.	62,400	1,719,744
Consumer Finance 1.1%
Capital One Financial Corp.(b)	3,028	128,054
Discover Financial Services	488,996	11,735,904

Total		11,863,958
Diversified Financial Services 2.6%
Bank of America Corp.	326,700	1,816,452
Citigroup, Inc.	145,049	3,816,239

The accompanying Notes to Financial Statements are an integral part of this statement.

10	TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

FINANCIALS (cont.)
Diversified Financial Services (cont.)
IntercontinentalExchange, Inc.(a)	10,800	$1,301,940
JPMorgan Chase & Co.	659,702	21,935,092

Total		28,869,723
Insurance 1.6%
Aflac, Inc.	324,731	14,047,863
MetLife, Inc.	125,000	3,897,500

Total		17,945,363
Real Estate Investment Trusts (REITs) 1.4%
Simon Property Group, Inc.	119,286	15,380,736
TOTAL FINANCIALS		100,583,154
HEALTH CARE 8.8%
Biotechnology 1.0%
Amgen, Inc.	173,600	11,146,856
Health Care Providers & Services 1.5%
Humana, Inc.(b)	40,700	3,565,727
UnitedHealth Group, Inc.(b)	253,656	12,855,286

Total		16,421,013
Pharmaceuticals 6.3%
Abbott Laboratories(b)	249,429	14,025,393
Bristol-Myers Squibb Co.	161,414	5,688,229
Eli Lilly & Co.	112,448	4,673,339
Johnson & Johnson	125,000	8,197,500
Merck & Co., Inc.(b)	381,600	14,386,320
Pfizer, Inc.	1,082,365	23,422,379

Total		70,393,160
TOTAL HEALTH CARE		97,961,029
INDUSTRIALS 8.2%
Aerospace & Defense 3.3%
General Dynamics Corp.	149,607	9,935,401
Lockheed Martin Corp.(b)	134,723	10,899,091
Raytheon Co.	115,700	5,597,566
United Technologies Corp.	145,563	10,639,199

Total		37,071,257
Air Freight & Logistics 0.7%
United Parcel Service, Inc., Class B(b)	96,441	7,058,517
Commercial Services & Supplies 1.1%
Pitney Bowes, Inc.(b)	32,204	597,062
Republic Services, Inc.	198,700	5,474,185

Issuer	Shares	Value
Common Stocks (continued)

INDUSTRIALS (cont.)
Commercial Services & Supplies (cont.)
RR Donnelley & Sons Co.(b)	450,797	$6,505,001

Total		12,576,248
Industrial Conglomerates 2.3%
General Electric Co.	655,789	11,745,181
Tyco International Ltd.(d)	302,623	14,135,520

Total		25,880,701
Machinery 0.7%
Parker Hannifin Corp.(b)	20,000	1,525,000
Stanley Black & Decker, Inc.	84,200	5,691,920

Total		7,216,920
Professional Services 0.1%
Dun & Bradstreet Corp. (The)(b)	18,200	1,361,906
TOTAL INDUSTRIALS		91,165,549

INFORMATION TECHNOLOGY 12.5%
Computers & Peripherals 4.0%
Apple, Inc.(a)	80,800	32,724,000
Dell, Inc.(a)	771,187	11,282,466

Total		44,006,466
IT Services 3.0%
International Business Machines Corp.(b)	130,308	23,961,035
Mastercard, Inc., Class A	25,800	9,618,756

Total		33,579,791
Semiconductors & Semiconductor Equipment 3.6%
Analog Devices, Inc.	225,000	8,050,500
Atmel Corp.(a)	65,200	528,120
Intel Corp.(b)	1,018,139	24,689,871
LSI Corp.(a)	344,000	2,046,800
Micron Technology, Inc.(a)(b)	757,900	4,767,191

Total		40,082,482
Software 1.9%
Microsoft Corp.	788,177	20,461,075
Oracle Corp.	46,900	1,202,985

Total		21,664,060
TOTAL INFORMATION TECHNOLOGY		139,332,799

MATERIALS 3.2%
Chemicals 1.8%
CF Industries Holdings, Inc.	11,332	1,642,913
Dow Chemical Co. (The)	184,000	5,291,840

The accompanying Notes to Financial Statements are an integral part of this statement.

TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT	11

Portfolio of Investments (continued)

Issuer	Shares	Value
Common Stocks (continued)

MATERIALS (cont.)
Chemicals (cont.)
Eastman Chemical Co.	200,948	$7,849,029
EI du Pont de Nemours & Co.	120,000	5,493,600

Total		20,277,382
Containers & Packaging 0.5%
Packaging Corp. of America	220,000	5,552,800
Metals & Mining 0.9%
Freeport-McMoRan Copper & Gold, Inc.	278,789	10,256,648

TOTAL MATERIALS		36,086,830

TELECOMMUNICATION SERVICES 2.0%
Diversified Telecommunication Services 2.0%
AT&T, Inc.(b)	103,394	3,126,634
Verizon Communications, Inc.(b)	478,198	19,185,304

Total		22,311,938
Total Telecommunication Services		22,311,938

UTILITIES 3.3%
Electric Utilities 1.2%
Exelon Corp.(b)	177,013	7,677,054
NextEra Energy, Inc.	91,000	5,540,080

Total		13,217,134
Independent Power Producers & Energy Traders 0.5%
AES Corp. (The)(a)	502,139	5,945,325
Multi-Utilities 1.6%
Public Service Enterprise Group, Inc.	371,892	12,276,155
Sempra Energy	100,000	5,500,000

Total		17,776,155
TOTAL UTILITIES		36,938,614
Total Common Stocks (Cost: $710,060,232)		$775,800,647

Convertible Preferred Stocks 4.8%

CONSUMER DISCRETIONARY 0.5%
Auto Components 0.5%
Goodyear Tire & Rubber Co., (The), 5.875%	117,000	$5,667,187

TOTAL CONSUMER DISCRETIONARY		5,667,187

Issuer	Shares	Value
Convertible Preferred Stocks (continued)

CONSUMER STAPLES 0.1%
Food Products 0.1%
Bunge Ltd., 4.875%(d)	10,150	$938,038

TOTAL CONSUMER STAPLES		938,038

ENERGY 0.9%
Oil, Gas & Consumable Fuels 0.9%
Apache Corp., 6.000%	102,000	5,520,750
Chesapeake Energy Corp. (a)(e)	5,200	5,096,000

Total		10,616,750
TOTAL ENERGY		10,616,750

FINANCIALS 2.3%
Commercial Banks 0.5%
Wells Fargo & Co., 7.500%	5,000	5,322,500
Diversified Financial Services 1.0%
Bank of America Corp., 7.250%	6,900	5,407,875
Citigroup, Inc., 7.500%	68,000	5,518,200

Total		10,926,075
Real Estate Investment Trusts (REITs) 0.8%
Alexandria Real Estate Equities, Inc., 7.000%	150,000	3,598,500
Health Care REIT, Inc., 6.500%	109,000	5,586,250

Total		9,184,750
TOTAL FINANCIALS		25,433,325

INDUSTRIALS 0.5%
Professional Services 0.5%
Nielsen Holdings NV, 6.250%(d)	98,000	5,706,050
TOTAL INDUSTRIALS		5,706,050

UTILITIES 0.5%
Electric Utilities 0.5%
PPL Corp., 8.750%	99,000	5,466,780
TOTAL UTILITIES		5,466,780
Total Convertible Preferred Stocks (Cost: $52,944,573)		$53,828,130

The accompanying Notes to Financial Statements are an integral part of this statement.

12	TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes 10.8%

Aerospace & Defense 0.5%
ADS Tactical, Inc. Senior Secured(e)
04/01/18	11.000%	$2,600,000	$2,600,000
Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	2,500,000	2,562,500

Total			5,162,500
Automotive 1.1%
Allison Transmission, Inc.(e)
05/15/19	7.125%	4,500,000	4,410,000
Visteon Corp.(e)
04/15/19	6.750%	7,500,000	7,312,500

Total			11,722,500
Chemicals 0.7%
LyondellBasell Industries NV(d)(e)
11/15/21	6.000%	7,300,000	7,573,750
Construction Machinery 0.9%
Manitowoc Co., Inc. (The)
02/15/18	9.500%	4,800,000	5,112,000
United Rentals North America, Inc.
09/15/20	8.375%	5,000,000	4,875,000

Total			9,987,000
Diversified Manufacturing 0.2%
Tomkins LLC/Inc. Secured
10/01/18	9.000%	2,300,000	2,550,125
Electric 0.4%
AES Corp. (The) Senior Unsecured(e)
07/01/21	7.375%	4,600,000	4,956,500
Food and Beverage 0.5%
Cott Beverages, Inc.
11/15/17	8.375%	4,700,000	5,070,125
Independent Energy 1.1%
Goodrich Petroleum Corp.(e)
03/15/19	8.875%	7,499,000	7,499,000
Laredo Petroleum, Inc.(e)
02/15/19	9.500%	4,700,000	4,982,000

Total			12,481,000
Media Non-Cable 0.4%
AMC Networks, Inc.(e)
07/15/21	7.750%	4,600,000	5,002,500

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)

Non-Captive Diversified 1.1%
Ford Motor Credit Co. LLC Senior Unsecured
08/02/21	5.875%	$7,200,000	$7,503,898
International Lease Finance Corp. Senior Unsecured
05/15/16	5.750%	5,500,000	5,101,481

Total			12,605,379
Pharmaceuticals 0.5%
Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(e)
12/01/19	9.500%	4,900,000	5,145,000
Retailers 0.9%
Michaels Stores, Inc.
11/01/18	7.750%	5,100,000	5,151,000
QVC, Inc. Senior Secured(e)
10/15/20	7.375%	4,570,000	4,912,750

Total			10,063,750
Technology 0.2%
iGate Corp.(e)
05/01/16	9.000%	2,000,000	2,080,000
Transportation Services 0.7%
Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	7,400,000	7,603,500
Wireless 0.9%
Sprint Nextel Corp.(e)
11/15/18	9.000%	7,300,000	7,655,875
Wind Acquisition Finance SA Secured(d)(e)
07/15/17	11.750%	2,700,000	2,416,500

Total			10,072,375
Wirelines 0.7%
Qwest Corp. Senior Unsecured
12/01/21	6.750%	7,100,000	7,739,000
Total Corporate Bonds & Notes (Cost: $119,317,361)			$119,815,004

Convertible Bonds 11.7%

Airlines 0.3%
Air Lease Corp. Senior Unsecured(e)
12/01/18	3.875%	$2,800,000	$2,845,528

The accompanying Notes to Financial Statements are an integral part of this statement.

TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT	13

Portfolio of Investments (continued)

Issuer	Coupon Rate	Principal Amount	Value
Convertible Bonds (continued)

Automotive 0.5%
Navistar International Corp. Senior Subordinated Notes
10/15/14	3.000%	$5,100,000	$5,495,250
Building Materials 0.4%
Cemex SAB de CV Subordinated Notes(d)
03/15/15	4.875%	6,800,000	4,437,000
Gaming 0.7%
MGM Resorts International
04/15/15	4.250%	8,700,000	8,254,125
Health Care 1.5%
Alere, Inc. Senior Subordinated Notes
05/15/16	3.000%	5,700,000	5,400,750
Heartware International, Inc. Senior Unsecured
12/15/17	3.500%	2,800,000	2,884,000
Insulet Corp. Senior Unsecured
06/15/16	3.750%	2,700,000	2,734,128
NuVasive, Inc. Senior Unsecured
07/01/17	2.750%	7,400,000	5,410,880

Total			16,429,758
Home Construction 0.5%
Lennar Corp.(e)
11/15/21	3.250%	5,100,000	5,578,125
Media Cable 0.2%
TiVo Inc. Senior Unsecured(e)
03/15/16	4.000%	2,400,000	2,658,000
Media Non-Cable 0.2%
Liberty Interactive LLC Senior Unsecured
03/15/31	3.250%	3,381,000	2,700,574
Metals 0.8%
Jaguar Mining, Inc. Senior Unsecured(d)(e)
11/01/14	4.500%	2,700,000	2,315,250
James River Coal Co. Senior Unsecured
12/01/15	4.500%	5,100,000	3,901,500
Molycorp, Inc. Senior Unsecured(e)
06/15/16	3.250%	3,100,000	2,641,510

Total			8,858,260

Issuer	Coupon Rate	Principal Amount	Value
Convertible Bonds (continued)

Other Industry 0.4%
Central European Distribution Corp. Senior Unsecured
03/15/13	3.000%	$2,500,000	$2,000,000
WESCO International, Inc.
09/15/29	6.000%	1,400,000	2,833,250

Total			4,833,250
Pharmaceuticals 1.1%
Dendreon Corp. Senior Unsecured
01/15/16	2.875%	16,000,000	11,206,416
Vertex Pharmaceuticals, Inc. Senior Subordinated Notes
10/01/15	3.350%	500,000	524,375

Total			11,730,791
Railroads 0.3%
Greenbrier Companies, Inc. Senior Unsecured(e)
04/01/18	3.500%	3,160,000	3,063,462
REITs 0.5%
Forest City Enterprises, Inc. Senior Unsecured(e)
08/15/18	4.250%	6,100,000	5,334,450
Retailers 0.5%
Saks, Inc.
03/15/24	2.000%	5,400,000	5,487,750
Technology 2.9%
Advanced Micro Devices, Inc. Senior Unsecured
05/01/15	6.000%	5,500,000	5,369,375
Concur Technologies, Inc. Senior Unsecured(e)
04/15/15	2.500%	2,300,000	2,751,375
Equinix, Inc. Subordinated Notes
10/15/14	3.000%	4,900,000	5,481,875
Ixia Senior Notes
12/15/15	3.000%	2,700,000	2,642,625
Mentor Graphics Corp.(e)
04/01/31	4.000%	5,500,000	5,490,177
Nuance Communications, Inc. Senior Unsecured(e)
11/01/31	2.750%	5,200,000	5,591,196
Rovi Corp. Senior Unsecured
02/15/40	2.625%	5,400,000	5,386,975

Total			32,713,598

The accompanying Notes to Financial Statements are an integral part of this statement.

14	TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT

Issuer	Coupon Rate	Principal Amount	Value
Convertible Bonds (continued)

Transportation Services 0.4%
DryShips, Inc. Senior Unsecured(d)
12/01/14	5.000%	$5,700,000	$3,918,750
Wirelines 0.5%
Ciena Corp. Senior Unsecured(e)
10/15/18	3.750%	6,000,000	5,645,256
Total Convertible Bonds (Cost: $128,594,740)			$129,983,927

Issuer	Shares	Value
Limited Partnerships —%

FINANCIALS —%
Capital Markets —%
WCAS Capital Partners II LP(a)(f)(g)(h)	4,292,803	$412,516

TOTAL FINANCIALS		412,516
Total Limited Partnerships (Cost: $2,686,507)		$412,516

	Shares	Value
Money Market Funds 2.3%
Columbia Short-Term Cash Fund, 0.141%(i)(j)	3,550,359	$3,550,359
JPMorgan Prime Money Market Fund, 0.010%(i)	22,461,989	22,461,989
Total Money Market Funds (Cost: $26,012,348)		$26,012,348

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 8.6%

Asset-Backed Commercial Paper 0.8%
Atlantis One
01/17/12	0.310%	$2,999,122	$2,999,122
Grampian Funding LLC
01/18/12	0.310%	1,999,466	1,999,466
Thames Asset Global Securities
01/18/12	0.320%	3,998,934	3,998,934

Total			8,997,522

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)

Certificates of Deposit 1.6%
Branch Banking & Trust Corporation
03/15/12	0.240%	$3,000,000	$3,000,000
Credit Suisse
03/20/12	0.590%	3,000,000	3,000,000
Deutsche Bank AG
01/20/12	0.420%	3,000,000	3,000,000
Standard Chartered Bank PLC
03/05/12	0.630%	4,000,000	4,000,000
Svenska Handelsbanken
02/28/12	0.490%	5,000,000	5,000,000

Total			18,000,000
Commercial Paper 0.4%
Regency Markets No. 1 LLC
01/18/12	0.250%	4,998,854	4,998,854
Other Short-Term Obligations 0.2%
Natixis Financial Products LLC
01/03/12	0.390%	2,000,000	2,000,000
Repurchase Agreements 5.6%
Goldman Sachs & Co. dated 12/07/11, matures 01/06/12, repurchase price $5,000,156(k)
	0.160%	5,000,000	5,000,000
Mizuho Securities USA, Inc. dated 12/30/11, matures 01/03/12, repurchase price $10,000,111(k)
	0.100%	10,000,000	10,000,000
Natixis Financial Products, Inc. dated 12/30/11, matures 01/03/12, repurchase price $20,000,111(k)
	0.050%	20,000,000	20,000,000
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $10,000,156(k)
	0.140%	10,000,000	10,000,000
Societe Generale dated 12/30/11, matures 01/03/12, repurchase price $17,245,435(k)
	0.080%	17,245,281	17,245,281

Total			62,245,281
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $96,241,657)			$96,241,657
Total Investments
(Cost: $1,135,857,418)			$1,202,094,229
Other Assets & Liabilities, Net			(86,297,619)
Net Assets			$1,115,796,610

The accompanying Notes to Financial Statements are an integral part of this statement.

TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT	15

Portfolio of Investments (continued)

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2011

Contract Description	Number of Contracts Long (Short)	Notional Market Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
S&P 500 Index	11	$3,444,650	March 2012	$68,987	$—

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At December 31, 2011, security was partially or fully on loan.

(c)	At December 31, 2011, investments in securities included securities valued at $695,324 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(d)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $49,773,118 or 4.46% of net assets.

(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $115,556,704 or 10.36% of net assets.

(f)	At December 31, 2011, there was no capital committed to the LLC or LP for future investment.

(g)

Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2011 was $412,516, representing 0.04% of net assets. Information concerning such security holdings at December 31, 2011 was as follows:

Security	Acquisition Dates	Cost
WCAS Capital Partners II LP	12/11/90 — 03/24/98	$2,686,507

(h)

At December 31, 2011, the Fund owned one limited partnership investment that was purchased through a private offering and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. The investment is valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of investment in the limited partnership, along with the cost and value at December 31, 2011, were as follows:

Security	Acquisition Dates	Cost	Value
WCAS Capital Partners II LP	12/11/90 — 03/24/98	$2,686,507	$412,516

(i)	The rate shown is the seven-day current annualized yield at December 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

(j)	Investments in affiliates during the year ended December 31, 2011.

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$3,118,708	$51,028,890	$(50,597,239)	$—	$3,550,359	$7,061	$3,550,359

(k)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Goldman Sachs & Co. (0.160%)

Security Description	Value
Ginnie Mae I Pool	$5,100,000
Total Market Value of Collateral Securities	$5,100,000

Mizuho Securities USA, Inc. (0.100%)

Security Description	Value
Fannie Mae Pool	$6,625,080
Federal National Mortgage Association	91,174
Freddie Mac Gold Pool	2,321,107
Freddie Mac Non Gold Pool	758,439
Ginnie Mae I Pool	403,727
Ginnie Mae II Pool	473
Total Market Value of Collateral Securities	$10,200,000

Natixis Financial Products, Inc. (0.050%)

Security Description	Value
Fannie Mae Interest Strip	$3,883,033
Fannie Mae REMICS	8,793,694
Federal Home Loan Mortgage Corp	6,467,207
Federal National Mortgage Association	1,256,190
Total Market Value of Collateral Securities	$20,400,124

The accompanying Notes to Financial Statements are an integral part of this statement.

TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT	17

Portfolio of Investments (continued)

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$2,593,413
Fannie Mae REMICS	945,601
Fannie Mae Whole Loan	3,125
Fannie Mae-Aces	11,475
Federal Farm Credit Bank	88,075
Federal Home Loan Banks	99,335
Federal Home Loan Mortgage Corp	79,092
Federal National Mortgage Association	164,094
Freddie Mac Gold Pool	1,114,165
Freddie Mac Non Gold Pool	334,161
Freddie Mac Reference REMIC	27
Freddie Mac REMICS	754,297
Ginnie Mae I Pool	1,297,603
Ginnie Mae II Pool	1,738,407
Government National Mortgage Association	426,631
United States Treasury Bill	16,061
United States Treasury Note/Bond	521,403
United States Treasury Strip Coupon	13,035
Total Market Value of Collateral Securities	$10,200,000

Societe Generale (0.080%)

Security Description	Value
Fannie Mae REMICS	$5,314,671
Freddie Mac REMICS	1,869,150
Government National Mortgage Association	10,406,366
Total Market Value of Collateral Securities	$17,590,187

Abbreviation Legend
ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

18	TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT	19

Portfolio of Investments (continued)

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair Value at December 31, 2011
Description(a)	Level 1 Quoted Prices in Active Markets For Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$69,065,064	$—	$—	$69,065,064
Consumer Staples	87,017,457	—	—	87,017,457
Energy	95,338,213	—	—	95,338,213
Financials	100,583,154	—	—	100,583,154
Health Care	97,961,029	—	—	97,961,029
Industrials	91,165,549	—	—	91,165,549
Information Technology	139,332,799	—	—	139,332,799
Materials	36,086,830	—	—	36,086,830
Telecommunication Services	22,311,938	—	—	22,311,938
Utilities	36,938,614	—	—	36,938,614
Convertible Preferred Stocks
Consumer Discretionary	—	5,667,187	—	5,667,187
Consumer Staples	—	938,038	—	938,038
Energy	—	10,616,750	—	10,616,750
Financials	8,921,000	16,512,325	—	25,433,325
Industrials	—	5,706,050	—	5,706,050
Utilities	—	5,466,780	—	5,466,780
Total Equity Securities	784,721,647	44,907,130	—	829,628,777
Bonds
Corporate Bonds & Notes	—	119,815,004	—	119,815,004
Convertible Bonds	—	129,983,927	—	129,983,927
Total Bonds	—	249,798,931	—	249,798,931
Other
Limited Partnerships	—	—	412,516	412,516
Money Market Funds	26,012,348	—	—	26,012,348
Investments of Cash Collateral Received for Securities on Loan	—	96,241,657	—	96,241,657
Total Other	26,012,348	96,241,657	412,516	122,666,521
Investments in Securities	810,733,995	390,947,718	412,516	1,202,094,229
Derivatives(c)
Assets
Futures Contracts	68,987	—	—	68,987
Total	$810,802,982	$390,947,718	$412,516	$1,202,163,216

The accompanying Notes to Financial Statements are an integral part of this statement.

20	TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain limited partnerships classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the Fund’s pro-rata interest in the limited partnership’s capital balance.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Limited Partnerships
Balance as of December 31, 2010	$2,019,088
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)*	(80,941)
Sales	(1,525,631)
Purchases	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of December 31, 2011	$412,516

*	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2011 was $(80,941).

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT	21

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $1,036,065,402)	$1,102,302,213
Affiliated issuers (identified cost $3,550,359)	3,550,359
Investment of cash collateral received for securities on loan Short-term securities (identified cost $33,996,376)	33,996,376

Repurchase agreements (identified cost $62,245,281)	62,245,281
Total investments (identified cost $1,135,857,418)	1,202,094,229
Receivable for:
Common Stock	31,911
Dividends	1,381,515
Interest	3,505,968
Reclaims	4,978
Equity-linked notes (Note 9)	8,098,838
Prepaid expense	41,474
Other assets	43,681
Total assets	1,215,202,594
Liabilities
Due upon return of securities on loan	96,241,657
Payable for:
Investments purchased	1,596,891
Common Stock	36,327
Preferred Stock dividends	470,463
Variation margin on futures contracts	13,200
Investment management fees	10,880
Stockholder servicing and transfer agent fees	2,962
Administration fees	1,738
Stockholders’ meeting fees	189,457
Other expenses	842,409
Total liabilities	99,405,984
Net assets	1,115,796,610
Preferred Stock	37,637,000
Net assets for Common Stock	$1,078,159,610
Net asset value per share of outstanding Common Stock	$16.77
Market price per share of Common Stock	$14.23
*Value of securities on loan	$93,428,436

The accompanying Notes to Financial Statements are an integral part of this statement.

22	TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT

Statement of Capital Stock and Surplus

December 31, 2011

Capital Stock
$2.50 Cumulative Preferred Stock, $50 par value, assets coverage per share $1,482 Shares issued and outstanding — 752,740	$37,637,000
Common Stock, $0.50 par value: Shares issued and outstanding — 64,285,016	32,142,508

Surplus
Capital surplus	1,663,568,688
Undistributed net investment income	2,225,966
Accumulated net realized loss	(691,309,818)
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	66,236,811
Futures contracts	68,987
Receivables for equity-linked notes (Note 9)	5,226,468
Net assets	$1,115,796,610

The accompanying Notes to Financial Statements are an integral part of this statement.

TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT	23

Statement of Operations

Year ended December 31, 2011

Net investment income
Income:
Dividends	$26,784,607
Interest	794,165
Dividends from affiliates	7,061
Income from securities lending — net	104,592
Foreign taxes withheld	(4,783)
Total income	27,685,642
Expenses:
Investment management fees	3,956,921
Stockholder servicing and transfer agent fees	1,078,123
Administration fees	632,105
Compensation of board members	31,404
Stockholders’ meeting fees	282,034
Custodian fees	20,357
Printing and postage fees	63,062
Professional fees	117,410
Other	231,886
Total expenses	6,413,302
Net investment income(a)	21,272,340
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	109,707,302
Futures contracts	(207,312)
Net realized gain	109,499,990
Net change in unrealized appreciation (depreciation) on:
Investments	(65,320,225)
Futures contracts	46,246
Receivables for equity-linked notes (Note 9)	2,928,573
Net change in unrealized depreciation	(62,345,406)
Net realized and unrealized gain	47,154,584
Net increase in net assets resulting from operations	$68,426,924

(a)	Net investment income for Common Stock is $19,390,490, which is net of Preferred Stock dividends of $1,881,850.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31,	2011	2010

Operations
Net investment income	$21,272,340	$19,750,653
Net realized gain (loss)	109,499,990	(3,295,839)
Net change in unrealized appreciation (depreciation)	(62,345,406)	146,205,387
Net increase in net assets resulting from operations	68,426,924	162,660,201
Distributions to Stockholders:
Net investment income
Preferred Stock	(1,881,850)	(1,881,850)
Common Stock	(17,927,111)	(16,746,859)
Total distributions to Stockholders	(19,808,961)	(18,628,709)
Decrease in net assets from capital share transactions	(31,709,705)	(29,123,790)
Total increase in net assets	16,908,258	114,907,702
Net assets at beginning of year	1,098,888,352	983,980,650
Net assets at end of year	$1,115,796,610	$1,098,888,352
Undistributed net investment income	$2,225,966	$951,895

Year ended December 31,	2011		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Common Stock issued at market price in distributions	424,615	5,954,436	478,107	5,944,014
Common Stock issued for investment plan purchases	129,968	1,838,794	279,377	3,551,435
Common Stock purchased from investment plan participants	(1,540,448)	(21,866,509)	(1,923,300)	(23,540,799)
Common Stock purchased in the open market	(1,238,498)	(17,636,426)	(1,232,037)	(15,078,440)
Total net decrease	(2,224,363)	(31,709,705)	(2,397,853)	(29,123,790)

The accompanying Notes to Financial Statements are an integral part of this statement.

TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT	25

Financial Highlights

Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common Stock share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common Stock share amounts, using average Common Stock shares outstanding during the period.

Total return measures the Fund’s performance assuming that investors purchased shares of the Fund at the market price or net asset value as of the beginning of the period, invested all distributions paid, as provided for in the Fund’s Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market price or net asset value per share on the last day of the period. The computations do not reflect any sales charges or transaction costs on your investment or taxes investors may incur on distributions or on the sale of shares of the Fund, and are not annualized for periods of less than one year.

The ratios of expenses and net investment income to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT

Year ended December 31,
2011		2010	2009	2008		2007
Per share data
Net asset value, beginning of period	$15.96	$13.73	$11.29	$23.03		$25.66
Income from investment operations:
Net investment income	0.33	0.30	0.20	0.52		0.84
Net realized and unrealized gain (loss)	0.79	2.28	2.42	(9.88)		(1.01)
Increase from payments by affiliate	—	—	0.04	—		—
Total from investment operations	1.12	2.58	2.66	(9.36)		(.17)
Less distributions to Stockholders from:
Net investment income
Preferred Stock	(0.03)	(0.03)	(0.03)	(0.02)		(0.02)
Common Stock	(0.28)	(0.25)	(0.17)	(0.50)		(0.87)
Net realized gains
Common Stock	—	—	—	(0.39)		(1.57)
Tax return of capital
Common Stock	—	—	(0.02)	(1.22)		—
Total distributions to Stockholders	(0.31)	(0.28)	(0.22)	(2.13)		(2.46)
Capital stock transactions at market price	—	(0.07)	—	(0.25	)(a)	—
Net asset value, end of period	$16.77	$15.96	$13.73	$11.29		$23.03
Adjusted net asset value, end of period(b)	$16.72	$15.90	$13.69	$11.26		$22.98
Market price end of period	$14.23	$13.76	$11.52	$9.86		$20.90
Total return
Based upon net asset value	7.15%	18.58%	24.11% (c)	(43.77%	)	(0.52% )
Based upon market price	5.46%	21.85%	19.24%	(45.89%	)	3.51%
Ratios to average net assets(d)
Expenses to average net assets for Common Stock	0.59%	0.60%	0.98%	0.73%		0.66%
Net investment income to average net assets for Common Stock	1.80%	1.84%	1.46%	2.96%		3.22%
Supplemental data
Net assets, end of period (000s):
Common Stock	$1,078,160	$1,061,251	$946,344	$893,899		$2,373,429
Preferred Stock	37,637	37,637	37,637	37,637		37,637
Total net assets	$1,115,797	$1,098,888	$983,981	$931,536		$2,411,066
Portfolio turnover	97%	86%	70%	111%		123%

Notes to Financial Highlights

(a)	Reflects the issuance of Common Stock in distributions.
(b)	Assumes the exercise of outstanding warrants.
(c)	During the year ended December 31, 2009, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.47%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

The accompanying Notes to Financial Statements are an integral part of this statement.

TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT	27

Notes to Financial Statements

December 31, 2011

Note	1. Organization

Tri-Continental Corporation (the Fund) is a diversified fund. The Fund is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end management investment company.

The Fund has 1 million authorized shares of preferred capital stock (Preferred Stock) and 159 million authorized shares of common stock (Common Stock). The issued and outstanding Common Stock trades primarily on the New York Stock Exchange (NYSE) under the symbol “TY”.

Tri-Continental Corporation’s Preferred Stock is entitled to two votes and the Common Stock is entitled to one vote per share at all meetings of Stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the Preferred Stockholders are entitled, voting separately as a class to the exclusion of Common Stockholders, to elect two additional directors, such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Generally, the vote of Preferred Stockholders is required to approve certain actions adversely affecting their rights.

Note	2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the NYSE. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

28	TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT

Debt securities generally are valued by pricing services approved by the Board of Directors (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by

TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT	29

Notes to Financial Statements (continued)

and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund

30	TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT

and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT	31

Notes to Financial Statements (continued)

Fair Values of Derivative Instruments at December 31, 2011

Risk Exposure Category	Asset derivatives
	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Net assets — unrealized appreciation on futures contracts	$68,987	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts
Equity contracts	$(207,312)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts
Equity contracts	$46,246

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Futures Contracts	103

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at

32	TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT

least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT	33

Notes to Financial Statements (continued)

Dividends to Stockholders

The Fund has an earned distribution policy. Under this policy, the Fund intends to make quarterly distributions to holders of Common Stock that are approximately equal to net investment income, less dividends payable on the Fund’s Preferred Stock. Capital gains, when available, are distributed to Common Stockholders along with the last income dividend of the calendar year.

Dividends and other distributions to Stockholders are recorded on ex-dividend dates.

Guarantees and Indemnifications

Under the Fund’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

34	TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT

Note	3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee charged by the Investment Manager is 0.355% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2011 was 0.06% of the Fund’s average daily net assets.

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2011, other expenses paid to this company were $5,110.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Stockholder Servicing Fees

Under a Stockholder Service Agent Agreement, Columbia Management Investment Services Corp. (the Stockholder Servicing Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, maintains Fund Stockholder accounts and records and provides Fund Stockholder services. Under the Agreement, the Fund pays the Stockholder Servicing Agent a fee equal to 0.10% of the average daily net assets of the Fund’s shares of Common Stock.

TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT	35

Notes to Financial Statements (continued)

The Fund and certain other associated investment companies (together, the Guarantors) have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At December 31, 2011, the Fund’s total potential future obligation over the life of the Guaranty is $939,773. The liability remaining at December 31, 2011 for non-recurring charges associated with the lease amounted to $623,189 and is included within other accrued expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at December 31, 2011 is included in other assets in the Statement of Assets and Liabilities at a cost of $43,681.

Note	4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended December 31, 2011, these differences are primarily due to differing treatments for futures contracts, re-characterization of real estate investment trust (REIT) distributions, investments in partnerships, post-October losses, and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(189,308)
Accumulated net realized loss	189,308

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended December 31,	2011	2010
Ordinary income	$19,808,961	$18,628,709
Long-term capital gains	—	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

36	TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,256,450
Undistributed accumulated long-term gain	—
Accumulated realized loss	(665,616,987)
Unrealized appreciation	45,808,951

At December 31, 2011, the cost of investments for federal income tax purposes was $1,161,478,512 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$67,560,396
Unrealized depreciation	(26,944,679)
Net unrealized appreciation	$40,615,717

The following capital loss carryforward, determined at December 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2016	$103,379,701
2017	556,508,807
Total	$659,888,508

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended December 31, 2011, $113,204,313 of capital loss carryforward was utilized.

Under current tax rules, certain late-year ordinary and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2011, post-October losses of $5,728,479 attributed to security transactions were deferred to January 1, 2012.

TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT	37

Notes to Financial Statements (continued)

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note	5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,092,536,204 and $1,148,159,850, respectively, for the year ended December 31, 2011.

Note	6. Capital Stock Transactions

Under the Fund’s Charter, dividends on Common Stock cannot be declared unless net assets, after deducting the amount of such dividends and all unpaid dividends declared on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Fund’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus dividends accrued or in arrears, as the case may be.

Automatic Dividend and Cash Purchase Plan

The Fund, in connection with its Automatic Dividend Investment and Cash Purchase Plan (the Plan) and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. A total of 129,968 shares were issued to Plan participants during the period for proceeds of $1,838,794, a weighted average discount of 14.4% from the net asset value of those shares. In addition, a total of 424,615 shares were issued at market price in distributions during the period for proceeds of $5,954,436, a weighted average discount of 14.0% from the net asset value of those shares.

For Stockholder accounts established after June 1, 2007, unless the Stockholder Servicing Agent is otherwise instructed by the Stockholder, distributions on the Common Stock are paid in book shares of Common Stock which are entered in the Stockholder’s account as “book credits.” Each Stockholder may also elect to receive distributions 75% in shares and 25% in cash, 50% in shares and 50% in cash, or 100% in cash. Any such election must be received by the Stockholder Servicing Agent by the record date for a distribution. If the Stockholder holds shares of Common Stock through a financial intermediary (such as a broker), the Stockholder should contact the financial intermediary to discuss reinvestment and distribution options. Elections received after a record date for a distribution

38	TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT

will be effective in respect of the next distribution. Shares issued to the Stockholder in respect of distributions will be at a price equal to the lower of: (i) the closing sale price of the Common Stock on the NYSE on the ex-dividend date or (ii) the greater of net asset value per share of Common Stock and 95% of the closing price of the Common Stock on the NYSE on the ex-dividend date. The issuance of Common Stock at less than net asset value per share will dilute the net asset value of all Common Stock outstanding at that time.

For the year ended December 31, 2011, the Fund purchased 1,238,498 shares of its Common Stock in the open market at an aggregate cost of $17,636,426, which represented a weighted average discount of 13.9% from the net asset value of those acquired shares. For the year ended December 31, 2011, the Fund purchased 1,540,448 shares of its Common Stock from Plan participants at a cost of $21,866,509, which represented a weighted average discount of 14.2% from the net asset value of those acquired shares. Shares of Common Stock repurchased to satisfy Plan requirements or in the open market are retired and no longer outstanding.

Under the Fund’s stock repurchase program for 2011, the amount of the Fund’s outstanding Common Stock that the Fund may repurchase from Stockholders and in the open market is 5%, provided that, with respect to shares purchased in the open market, the discount must be greater than 10%. The intent of the stock repurchase program is, among other things, to moderate the growth in the number of shares outstanding, increase the NAV of the Fund’s outstanding shares, reduce the dilutive impact on stockholders who do not take capital gain distributions in additional shares and increase the liquidity of the Fund’s Common Stock in the marketplace.

Warrants

At December 31, 2011, the Fund reserved 229,587 shares of Common Stock for issuance upon exercise of 9,491 Warrants, each of which entitled the holder to purchase 24.19 shares of Common Stock at $0.93 per share.

Assuming the exercise of all Warrants outstanding at December 31, 2011, net assets would have increased by $213,516 and the net asset value of the Common Stock would have been $16.72 per share. No Warrants were exercised during the year ended December 31, 2011.

Note	7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the

TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT	39

Notes to Financial Statements (continued)

Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

At December 31, 2011, securities valued at $93,428,436 were on loan, secured by cash collateral of $96,241,657 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note	8. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

40	TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT

Note	9. Lehman Brothers Holdings Inc. Equity-Linked Notes

The Fund holds investments in two equity-linked notes (notes) for which Lehman Brothers Holdings Inc. (Lehman Brothers) is the counterparty. The notes (with an aggregate principal amount of $29.7 million) defaulted as of their respective maturity dates, September 14, 2008 and October 2, 2008. Lehman Brothers filed a Chapter 11 bankruptcy petition on September 15, 2008, and as such, it is likely that the Fund will receive less than the maturity value of the notes, pending the outcome of the bankruptcy proceedings. Based on the bankruptcy proceedings, the Fund recorded receivables aggregating $2.9 million based on the estimated amounts recoverable for the notes and recognized realized losses of $26.8 million. The estimates of the amounts recoverable for the notes are periodically adjusted by the Investment Manager based on the observable trading price of Lehman Brothers senior notes and the current information regarding the claim provided by the bankruptcy court, which provide an indication of amounts recoverable through the bankruptcy proceedings. Any changes to the receivable balances resulting from such adjustments are recorded as a change in unrealized appreciation or depreciation in the Statement of Operations. At December 31, 2011, the value of the receivable balances was approximately $8.1 million, which represented 0.73% of the Fund’s net assets.

Note	10. Significant Risks

Large-Capitalization Risk

To the extent that the Fund invests a substantial percentage of its assets in an industry, the Fund’s performance may be negatively affected if that industry falls out of favor. Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of the stocks may decline and the Fund’s performance may be negatively affected.

Note	11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note	12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and

TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT	41

Notes to Financial Statements (continued)

administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/

litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have

42	TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT

cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT	43

Report of Independent Registered Public

Accounting Firm

To the Board of Directors and Stockholders of Tri-Continental Corporation:

We have audited the accompanying statement of assets and liabilities and the statement of capital stock and surplus, including the portfolio of investments, of Tri-Continental Corporation (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

44	TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tri-Continental Corporation at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 22, 2012

TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT	45

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its Stockholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Stockholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended December 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	100.00%
Dividends Received Deduction for corporations	100.00%
U.S. Government Obligations	0.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to Stockholders on the sale of shares.

46	TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT

Board Members and Officers

Stockholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Board Members

Name, address, age	Position held with Fund and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since November 2008	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since November 2008	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since November 2008	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board since November 2008	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since December 2006	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since November 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT	47

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with Fund and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since November 2008	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

48	TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with Fund and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010).	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT	49

Board Members and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Name, address, age	Position held with Fund and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President since May 2010	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since November 2008	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since January 2011 and Chief Financial Officer since April 2011	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since November 2008 and Assistant Secretary since June 2011	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

50	TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT

Name, address, age	Position held with Fund and length of service	Principal occupation during past five years
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since May 2010	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since April 2011 and Chief Compliance Officer since May 2010	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since April 2011	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since April 2011	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President and Assistant Treasurer since April 2011	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since April 2011	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since April 2011 and Assistant Secretary since November 2008	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since April 2011 and Assistant Secretary since May 2010	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT	51

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

52	TRI-CONTINENTAL CORPORATION — 2011 ANNUAL REPORT

Tri-Continental Corporation

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

You should consider the investment objectives, risks, charges and expenses of the
Fund carefully before investing. A prospectus containing information about the Fund
(including its investment objectives, risks, charges, expenses and other information about the Fund) may be obtained by contacting your financial advisor or Columbia
Management Investment Services Corp. at 800,345,6611. The prospectus should be read carefully before investing in the Fund. Tri-Continental is managed by Columbia
Management Investment Advisers, LLC. This material is distributed by Columbia
Management Investment Distributors, Inc., member FINRA.

©2012 Columbia Management Investment Advisers, LLC, All rights reserved.

SL-9912 D (2/12)

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that independent directors Pamela G. Carlton and John F. Maher, each qualify as audit committee financial experts.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees. The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Tri-Continental Corporation were as follows:

2011: $61,987	2010: $	61,987

(b)	Audit-Related Fees. The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant related to the semiannual financial statement review, the 2010 representations to the NYSE relating to internal controls over transfer agency and registrar functions, and other consultations and services required to complete the audit for Tri-Continental Corporation were as follows:

2011: $375	2010: $	34,591

The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to an internal controls review in 2011 and 2010 and review of yield calculations in 2011 were as follows:

2011: $89,800	2010: $	96,000

(c)	Tax Fees. The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP for tax compliance related services rendered to Tri-Continental Corporation were as follows:

2011: $4,064	2010: $	5,564

The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to tax consulting services and a subscription to a tax database were as follows:

2011: $95,523	2010: $	95,840

(d)	All Other Fees. The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP for additional professional services rendered to Tri-Continental Corporation were as follows:

2011: $0	2010: $	0

The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP for other services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee were as follows:

2011: $0	2010: $	0

(e)(1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and for the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the registrant’s Audit Committee.

(e)	(2) 100% of the services performed for items (b) through (d) above during 2011 and 2010 were pre-approved by the registrant’s Audit Committee.

(f)	Not applicable.

(g)	Non-Audit Fees. The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP to the registrant for non-audit fees and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2011: $3,514,654	2010: $	3,005,956

(h)	The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Item 6.	Investments.

(a)	The registrant’s “Schedule 1 – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The following description of the Proxy Voting Policies and Procedures apply to the closed-end management investment companies in the Columbia Family of Funds that are governed by the same Board of Directors (the “Funds”).

The Funds uphold a long tradition of supporting sound and principled corporate governance. In furtherance thereof, the Funds’ Boards of Directors (“Board”), which consist of a majority of independent Board members, determines policies and votes proxies. The Funds’ investment manager and administrator, Columbia Management Investment Advisers, LLC (“Columbia Management”), provides support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

Election of Directors

• The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

• The Board supports annual election of all directors and proposals to eliminate classes of directors.

• In a routine election of directors, the Board will generally vote with the recommendations of the company’s nominating committee because the Board believes that nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will generally also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have exhibited poor governance such as involvement in options backdating, financial restatements or material weaknesses in control, approving egregious compensation or have consistently disregarded the interests of shareholders.

• The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and in the absence of majority voting, generally will support cumulative voting.

• Votes in a contested election of directors are evaluated on a case-by-case basis.

Defense Mechanisms

The Board generally supports proposals eliminating provisions requiring supermajority approval of certain actions. The Board generally supports proposals to opt out of control share acquisition statutes and proposals restricting a company’s ability to make greenmail payments. The Board reviews management proposals submitting shareholder rights plans (poison pills) to shareholders on a case-by-case basis.

Auditors

The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a company’s recommendation for auditor, including, for example, auditor involvement in significant financial restatements, options backdating, conflicts of interest, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Management Compensation Issues

The Board expects company management to give thoughtful consideration to providing competitive compensation and incentives, which are reflective of company performance, and are directly tied to the interest of shareholders.

The Board generally votes for plans if they are reasonable and consistent with industry and country standards and against plans that it believes dilute shareholder value substantially.

The Board generally favors minimum holding periods of stock obtained by senior management pursuant to equity compensation plans and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues

The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our Fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors. The Board generally abstains or votes against these proposals.

Additional details can be found in the funds’ Proxy Voting Guidelines.

POLICY AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies in the best economic interests of the funds’ shareholders, and to address any conflicts between interests of a fund’s shareholders and those of Columbia Management or other affiliated persons.

The Board votes proxies on behalf of the funds. Columbia Management provides support to the Board in connection with the proxy voting process, and has assigned responsibility to the Columbia Management Proxy Administration Team (“Proxy Team”) to administer proxies on behalf of the funds. In exercising its responsibilities, the Proxy Team may rely upon the research or recommendations of one or more third party research providers. The Proxy Team assists the Board in identifying situations where its voting guidelines do not clearly direct a vote in a particular manner and assists in researching matters and making voting recommendations. The Proxy Team may recommend that a proxy be voted in a manner contrary to the Board’s voting guidelines based on recommendations from Columbia Management investment personnel (or the investment personnel of a fund’s subadviser(s)), information obtained from independent research firms or other sources. The Proxy Team makes all recommendations in writing. Except for proposals where the recommendation from Columbia Management concurs with the recommendations from company management and the independent research firms, the Board Chair or other Board members who are independent from the investment manager will consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal. If Columbia Management, company management and the independent research firms recommend the same action on such proposals, Columbia Management is authorized to vote in accordance with the consensus recommendation.

On an annual basis, or more frequently as determined necessary, the Board reviews the voting guidelines to determine whether changes are appropriate. The Board may consider recommendations from Columbia Management to revise the existing guidelines or add new guidelines. Typically, changes to the voting guidelines are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a Fund votes against management’s recommendation (except when withholding votes from a nominated director or proposals on foreign company ballots), the Board generally sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside The United States (Non-U.S. Countries)

Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to a variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require trading of securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the Funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan

The funds from time to time engage in lending securities held in certain funds to third parties in order to generate additional income. The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the Funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While in general, neither the Board nor Columbia Management assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. However, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger, acquisition or a proxy contest, and the Funds’ ownership position is significant (as determined by thresholds established by the Board), the Board has established a guideline to direct Columbia Management to endeavor to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the Funds, or any potential adverse administrative effects to the Funds, of not recalling such securities.

Investment in Affiliated Funds

Certain Funds may invest in shares of other funds managed by Columbia Management (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. In general, the proxy policy of the Funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, the policy of the Funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Fund	Portfolio Manager	Other Accounts Managed		Performance Based Accounts	Ownership of Fund Shares
		Number and type of account	Approximate Total Net Assets (excluding the fund)
For fiscal period ending December 31
Tri-Continental Corporation	Brian Condon	11 RICs 6 PIVs 37 other accounts	$6.088 billion $414 million $3.028 billion	1 PIV ($22 M)	$10,001- $50,000

	David King	6 RICs 15 other accounts	$5.43 billion $20.9 million	None	None

Potential Conflicts of Interest:

Like other investment professionals with multiple clients, a fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The investment manager and the funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the investment manager’s Code of Ethics and certain limited exceptions, the investment manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, the investment manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The investment manager and the funds have adopted compliance procedures that provide that any transactions between a fund and another account managed by the investment manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a fund, even though it could have been bought or sold for the fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the funds.

A fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the investment manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the investment manager and its affiliates.

Structure of Compensation:

As of the funds’ most recent fiscal year end, the portfolio managers received all of their compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the investment manager generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups, emphasizing the portfolio manager’s three and five year performance. The investment manager also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the investment manager’s profitability for the year, which is largely determined by assets under management.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Fund:	Tri-Continental
Period:	December 31, 2011

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(1)
07-01-11 to 07-31-11	221,523	$15.03	221,523	1,884,585
08-01-11 to 08-31-11	259,712	13.52	259,712	1,624,873
09-01-11 to 09-30-11	179,293	13.53	179,293	1,445,580
10-01-11 to 10-31-11	284,093	13.66	284,093	1,161,487
11-01-11 to 11-30-11	331,879	13.94	331,879	829,608
12-01-11 to 12-31-11	283,085	13.98	283,085	546,523

(1)	The registrant has a stock repurchase program. For 2011, the registrant is authorized to repurchase up to 5% of its outstanding Common Stock directly from stockholders and in the open market, provided that, with respect to shares repurchased in the open market the excess of the net asset value of a share of Common Stock over its market price (the discount) is greater than 10%.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Tri-Continental Corporation

By (Signature and Title)
J. Kevin Connaughton, President and Principal Executive Officer

Date	February 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
J. Kevin Connaughton, President and Principal Executive Officer

Date	February 22, 2012

By (Signature and Title)
Michael G. Clarke, Treasurer and Principal Financial Officer

Date	February 22, 2012